INVESTOR PRESENTATION September 2025

2 Disclaimer These materials and any presentation of which they form a part are not intended as an offer to sell, or the solicitation of an offer to purchase, any security, the offer and/or sale of which can only be made by definitive offering documentation. Any offer or solicitation with respect to any securities that may be issued by Ready Capital Corporation (“Ready Capital,” “RC,” or the “Company”) will be made only be means of definitive offering memoranda or prospectus, which will be provided to prospective investors and will contain material information that is not set forth herein, including risk factors relating to any such investment. Neither the Company nor any of its representatives or affiliates makes any representation or warranty, express or implied, as to the accuracy or completeness of the information contained herein and Company and its representatives disclaim all liability to the Recipient relating to, or resulting from, the use of this information. Nothing contained in this document is or shall be relied upon as a promise or representation as to the past, current or future performance of Company. There is no guarantee that any of the estimates, targets or projections illustrated in these materials and any presentation of which they form a part will be achieved. Any references herein to any of the Company’s past or present investments or its past or present performance, have been provided for illustrative purposes only. It should not be assumed that these investments were or will be profitable or that any future investments by the Company will be profitable or will equal the performance of these investments. Past performance is not indicative of future results and there can be no assurance that the Company will achieve comparable results in the future. This presentation contains statements that constitute "forward-looking statements," as such term is defined in Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, and such statements are intended to be covered by the safe harbor provided by the same. These statements are based on management's current expectations and beliefs and are subject to a number of trends and uncertainties that could cause actual results to differ materially from those described in the forward-looking statements; the Company can give no assurance that its expectations will be attained. Factors that could cause actual results to differ materially from the Company's expectations include, but are not limited to, applicable regulatory changes; general volatility of the capital markets; changes in the Company’s investment objectives and business strategy; the availability of financing on acceptable terms or at all; the availability, terms and deployment of capital; the availability of suitable investment opportunities; changes in the interest rates or the general economy; increased rates of default and/or decreased recovery rates on investments; changes in interest rates, interest rate spreads, the yield curve or prepayment rates; changes in prepayments of Company’s assets; the degree and nature of competition, including competition for the Company's target assets; and other factors, including those set forth in the Risk Factors section of the Company's most recent Annual Report on Form 10-K filed with the SEC, and other reports filed by the Company with the SEC, copies of which are available on the SEC's website, www.sec.gov. The Company undertakes no obligation to update these statements for revisions or changes after the date of this release, except as required by law. This presentation also contains market statistics and industry data which are subject to uncertainty and are not necessarily reflective of market conditions. These have been derived from third party sources and have not been independently verified by the Company or its affiliates. All material presented is compiled from sources believed to be reliable and current, but accuracy cannot be guaranteed. All data is as of June 30, 2025, unless otherwise noted. This presentation includes certain non-GAAP financial measures, including Distributable Earnings. These non-GAAP financial measures should be considered only as supplemental to, and not as superior to, financial measures in accordance with GAAP. Please refer to the Supplemental Information section for the most recent GAAP information and reconciliation of Distributable Earnings to Net Income.

3 Executive Summary • Ready Capital Corporation (NYSE:RC) (“Ready Capital”, “RC” or the “Company”) is a leading real estate finance company that invests in commercial real estate and small business loans • Ready Capital is organized as a commercial mortgage REIT that is externally managed by Waterfall Asset Management, a successful and proven asset manager with a 20-year investment record and $13Bn+ of AUM • The Company invests in two markets via its ownership in directly held operating companies: – Commercial Real Estate (CRE): o Originates or acquires CRE loans secured by stabilized or transitional real estate o Generally held-for-investment o Earnings driven by net interest and servicing income – Small Business Lending: o Originates and services owner-occupied loans, guaranteed by the Small Business Administration (SBA) and the U.S. Department of Agriculture (USDA) o One of only 16 non-bank SBA license holders, and granted preferred lender status by the SBA o Earnings driven by gain on sale, servicing and interest income o Guaranteed portions sold after origination at ~10% cash gains, with unguaranteed held-for-investment

Business Overview 1

# Attractive Multi-Strategy Business Model (1)

## PORTFOLIO BREAKDOWN (BY TOTAL ASSETS)



Other, 4%
Small Business Lending, 17%
Commercial Real Estate, 79%

## Q2 REVENUE BREAKDOWN ($MM) (2)(3)



$36.4
$29.0
$0.8
Commerical Real Estate
Small Business Lending
Other

### ~79% of Total Assets

**Commercial Real Estate Lending**

- Acquire and originate CRE senior secured loans
- Earnings driven by net interest and servicing income

**$7.4Bn**
*(79% of Total Assets)*

**$7.2Bn**
*(90% of Equity)*[4]

### ~17% of Total Assets

**Small Business Lending**

- Originate and service owner-occupied small business real estate loans guaranteed by the SBA
- Earnings driven by gain on sale and servicing income

**$1.5Bn**
*(17% of Q2 Assets)*

**$0.8Bn**
*(10% of Equity)*[4]

(1) Data as of 2Q'25
(2) Residential mortgage banking (classified as discontinued operation) contributed $0.8M of revenue in Q2 2025
(3) Based on Distributable Earnings including interest income, accretion of discount, mortgage servicing rights ("MSR") creation, income from unconsolidated JVs, realized gains (losses) on loans held for sale, and servicing income net of interest expense and amortization of deferred financing costs on an annualized basis
(4) Calculated based on average carrying value; average carrying value includes average quarterly carrying value of loan and servicing asset balances

5

Asset-Backed Securites 63% Ready Capital 15% Loans 18% Real Estate 3% Private Equity 1% 6 Externally Managed by a Successful and Proven Asset Manager 20 Year Investment record $13.0Bn (2) AUM 160+ Employees 50+ Investment Professionals 60+ Years Leadership team combined experience • SEC-registered credit investment advisor founded in 2005 • Top global manager with focus on real estate loans & ABS (40%+ invested in CRE) • Principals were early pioneers of the ABS industry and founders of Merrill Lynch’s ABS business in the 1980s • Ready Capital is vertically integrated into CRE investment and risk management infrastructure $13.0Bn AUM (2) Waterfall Assets Under Management by Strategy (3) Waterfall Overview (1) Data as of 5/31/2025 (2) Includes unfunded committed capital (3) Represents internal company breakdown (1)

READY CAPITAL.

# Strong Momentum in Key Near Term Priorities

**Maximize Book Value and Earnings from Core Lending Portfolio and SBA Business**

- $5.4Bn[1] core loan portfolio is 95% performing with historical levered yields of 10%+
  - Generated $0.24/Sh. DE in 2Q'25
- $1.4Bn[1] in small business lending assets generating $0.03 DE/Sh. in 2Q'25
- Strong origination volume ($532MM across products in 2Q'25, comprised of 33% CRE and 67% SBL) of attractive double digit levered yields

**Recycle Capital from Non-Core Portfolio and Actively Manage REO**

- On 8/6/25, we completed our first bulk sale of legacy bridge loans, selling $494MM of assets and generating net proceeds of $85MM, with a remaining Non-Core portfolio of $333MM
- Plan to exit 80% of our remaining non-core portfolio between now and 1H'26
- On 7/21/25, we secured ownership of the Portland, OR Ritz-Carlton mixed-use asset with a consensual deed-in-lieu
- Disposition of REO portfolio provides meaningful earnings uplift opportunity as capital is redeployed into accretive investments

**Maintain Robust Liquidity and Stable Leverage**

**~$2.1Bn[2]**
Total Liquidity



3.4x
3.5x
3.3x
3.8x
3.5x
3.5x
0.9x
1.0x
1.0x
1.3x
1.3x
1.5x
1Q24
2Q24
3Q24
4Q24
1Q25
2Q25
Leverage Ratio (3)
Recourse Leverage Ratio (3)

(1) Calculated based on carrying value; as of 2Q'25
(2) Total liquidity includes warehouse borrowing capacity and Cash and Cash equivalents; as of 2Q'25
(3) Recourse leverage ratio excludes $2.2Bn of secured borrowings that are non-recourse to the Company; as of 2Q'25

7

Key Credit Highlights 2

9 Key Credit Highlights High Quality and Geographically Diversified Core CRE Lending Portfolio Focused on the Resilient Multifamily Industry Leader in SBA and USDA Lending Market, Providing Low Credit Risk Government- Backed Financing Unlock Meaningful Earnings Growth from Redeploying Non-Core Portfolio and REO Proceeds Diverse Product Offerings Support Robust Origination Volume Significant Advantages to Company’s Relationship with Waterfall Modest Leverage and Proven Access to Liquidity 1 2 3 4 5 6

Texas 23% California 11% Oregon 9% Florida 8% Arizona 7% Georgia 6% New York 4% Washington 3% Illinois 2% Ohio 2% Other 24% Bridge 71% Fixed Rate 14% Construction 8% Other 7% Multifamily 73% Industrial 7% Retail 6% Office 5% Mixed-Use 3% Other 7% 12.8% 12.0% 10.8% 11.1% 10.9% Q2 2024 Q3 2024 Q4 2024 Q1 2025 Q2 2025 10 Core CRE Lending Portfolio (1) OVERVIEW HISTORICAL LEVERED YIELD ✓ Focused on high-quality senior secured multifamily loans with attractive risk adjusted returns ✓ Fragmented LMM CRE market avoiding large balance private debt funds provides attractive origination opportunities ✓ Geographically diversified with double-digit levered yields ✓ Average loan size of $15MM-$25MM GEOGRAPHIC DIVERSIFICATION (% of UPB) LOAN PRODUCT (2)(3) COLLATERAL (2) 1 95% performing portfolio primarily backed by first liens on multifamily assets (1) Data as of 2Q’25 (2) Calculated as a percentage of Carrying Value (3) Loans with the "Other" classification are generally LMM acquired loans that have nonconforming characteristics for the Fixed Rate, Bridge, or Construction categories

11 Recent Commercial Real Estate Origination Bridge Name Mission Ridge Location Mission Viejo, CA 92691 Loan Purpose Acquisition Business Office Key terms: Loan Amount $28.9MM Pricing Basis Variable Rate SOFR + 4.33% Fees 1.00% orig / 0.50% each extension Lien First Origination Date March 2025 Term (Months) 36 (+2 x 12 mo extensions) Amortization (Months) 36 Month IO / 25yr thereafter Loan-to-Value (Stabilized) 55% Estimated Retained Yield / Gross Fees 17.6% 1

Core CRE Loan Portfolio 76% LTV (1) Core Portfolio Carrying Value Is Well-Supported by Look- Through LTVs on Underlying Assets 12 ✓ Borrower equity provides substantial cushion between real estate values and Ready Capital carrying value ✓ Carrying value of our Core Portfolio reflects modest LTV (1) of 76% on a look-through basis ✓ Construction and Fixed Rate / Other are held at even more conservative LTVs Loan Type Carrying Value Avg. MTM LTV (1) Bridge 3,848 85% Construction 424 53% Fixed Rate / Other 1,144 53% Total Core Portfolio 5,416 76% Borrower Equity Ready Capital Loan Carrying Value Real Estate Value (1) Marked-to-Market Loan to Value (MTM LTV) is calculated as the carrying value of each loan divided by the most recent appraised value of each underlying asset. For Bridge loans, appraised values older than 12 months were adjusted to reflect changes in cap rates since the time of the appraisal through 6/30/25. For Fixed-Rate / Other, valuations older than 12 months were indexed to the Home Price Appreciation index by property type to reflect changes between the year of last appraisal and 6/30/25. Appraisals are from third-parties and generally reflect “as is” values; where value is created via CapEx improvements, the value used in the calculation accretes proportionately from the “as is” value to the “stabilized” value as funding and CapEx work is completed 1

SBA (7a) USDA Max Loan Size ($) 5MM 25MM Max Guarantee (%) 90% 90% Avg. Guaranteed Sale Premium 12.90% 12.50% Originations Inception-to-date ($) (2) 4Bn 146MM Market Size ($) 35Bn 2Bn $481 $500 $494 $1,203 $746 2021 2022 2023 2024 1H 2025 (2) Retail 21% Lodging 19% Eating Place 9% Doctors 7% Other 44% 13 Leader in Small Business Lending Market HISTORICAL ORIGINATIONS ($MM) ✓ #1 non-bank and #5 overall 7(a) lender (1) ✓ Government-backed market ✓ Attractive competitive framework: only 16 non-bank lenders are licensed under SBA 7(a) program and Ready Capital is recognized as a preferred lender by the SBA ✓ Leading provider of capital to small businesses through Section 7(a) and USDA loans OVERVIEW COLLATERAL (% of Carrying Value) (2) 2 (1) Per SBA.gov (2) Data as of 6/30/2025

14 Small Business Lending Case Study SBA 7(a) USDA Name The Club at Wellington Chateau Lake Placid Location Wellington, FL 33414 Lake Placid, NY 12946 Loan Purpose Debt Refinance USDA Business & Industry Business Assisted Living Facility Hospitality Key terms: Loan Amount $5.0MM $6.3MM Pricing Basis Variable Variable Rate Prime + 2.50% Prime + 2.25% Guarantee 75% 80% Lien First First Origination Date November 2024 April 2025 Term (Months) 300 360 Amortization (Months) 300 348 Loan-to-Value (Stabilized) 70% 73% Estimated Retained Yield / Gross Fees 34% 45% 2

$51 $10 $362 $333 Q1'25 Q2'25 Aug'25 Settlements Q3'25 and Beyond Bridge 91% Construction 7% Fixed Rate 2% Multifamily, 85% Mixed-Use, 2% Other, 13% 3, 58% 4&5, 38% 2, 4% 15 Non-Core Portfolio Liquidation Will Provide Meaningful Proceeds to Redeploy at Attractive Yields(1) LOAN PRODUCT (2) RISK RATING (2) NON-CORE EXIT TIMELINE (CARRYING VALUE IN $MM) COLLATERAL (2) 3 (1) Data as of 2Q’25 and excludes Portland, OR Mixed-Use property, which became REO in July 2025 (2) Calculated as a percentage of Carrying Value; see description of Risk Rating Criteria in the Supplemental Information section (3) Projection is for illustrative purposes only and subject to high degree of uncertainty and risk. See "Disclaimer". • The Non-Core portfolio generally consists of loans where the primary focus is near-term liquidation and reinvestment of the equity into Core assets • As of 6/30/2025, the Non-Core portfolio had a Carrying Value of $695MM (76% of $912MM UPB), reduced to $333MM carrying value post 8/6/2025 sale Path to exit in short-to- medium term (3)

$42 $118 $255 $195 $218 $216 2021 2022 2023 2024 1Q'25 2Q'25 Land, 39% Multifamily, 31% Mixed-Use, 18% Lodging, 6% Office, 6% Texas, 35% California, 17%Colorado, 12% Oregon, 11% Other, 25% 16 Manageable Real Estate Owned Exposure (1) REO DETAILS REO CARRYING VALUE (in $MM) # OF ASSETS CARRYING VALUE OPERATE TO SELL 4 $36MM SELL 16 $105MM UNDER CONTRACT 8 $75MM TOTAL 28 $216MM Collateral (2) Geography (2) 0.4% 1.0% 2.0% 1.9% 2.2% % of Total Assets $216MM of REO exposure across the portfolio as of 2Q’25 (prior to taking ownership of Portland, OR Ritz-Carlton Mixed-Use asset; $432MM carrying value), providing additional opportunity to harvest capital to recycle into more attractive investments 3 2.3% (1) Data as of 2Q’25 and excludes Portland, OR Mixed-Use property, which became REO in July 2025 and has Carrying Value of $432MM (2) Calculated as a percentage of Carrying Value

17 Portland, OR: Mixed-Use Asset3 Components Description Residential Condo 132-unit Ritz-Carlton condo complex • 11 units sold at an avg sales price of $1.5MM ($1,123 PSF) • 121 units available • 205 tours conducted in the YTD period • RC is obligated to pay HOA fees on unsold units (i.e., carry cost) Hotel 251-key Ritz-Carlton hotel • Occupancy: 41.9% / ADR: $500.63 / RevPAR: $209.96 • Total Revenue: $14.6MM vs $13.4MM for the prior YTD period ($1.2MM improvement) • Profit Margin: 31.9% vs 29.9% in the prior YTD period (2% improvement) • Undistributed Operating Expense: 35.8% vs 39.5% in the prior YTD period (4% reduction) Commercial • 158,000 SF of Class-A Office (23% leased) • 11,000 SF of Retail (100% occupied) The 35-story mixed-use project consists of three components:

513 38 114 318 455 631 966 1,318 1,832 1,408 5,980 5,062 2,198 2,354 998 Pre-2012 2012 2013 2014 2015 2016 2017 2018 2019 2020 2021 2022 2023 2024 1H 2025 CRE SBL 18 Diverse Product Offerings Support Robust Origination Pipeline RECENT QUARTERLY INVESTMENT ACTIVITY ($MM) 4 157 71 24 2919 212 39 217 355 315 343 216 39 3 3 97 99 157 200 11 173 46 31 41 46 Q2'24 Q3'24 Q4'24 Q1'25 Q2'25 Bridge Fixed Rate/CMBS Construction SBA USDA Freddie Mac Working Capital $474 $686 $784 $466 $532 (1) SBA and USDA breakdowns of 25% / 75% for on/off balance sheet are approximations ✓ ✓ Attractive opportunities to deploy capital at double-digit yields Robust origination pipeline that can be tailored to any external market environment On Balance Sheet Off Balance Sheet~25% On Balance Sheet / ~75% Off Balance Sheet (1) HISTORICAL INVESTMENT ACTIVITY SINCE INCEPTION ($MM)

READY CAPITAL.

# 5 Significant Benefits of Relationship with Large Asset Manager

| | |
|---|---|
| **Deep Credit Expertise and Structured Finance Capabilities** | Ready Capital draws on Waterfall's 20-year track record in structured credit and real estate finance, enabling disciplined underwriting and sophisticated risk management across its lending platforms |
| **Access to Proprietary Deal Flow and Leverage** | Waterfall's core strategy is CRE (comprising ~40% of $13.3B gross assets and $88B+ invested over the last 10+ years) whose broad relationships provides Ready Capital with supplemental sourcing of direct originations/secondary acquisitions/leverage counterparties |
| **Integrated Asset Management and Servicing Infrastructure** | Waterfall's 20-year history resolving real estate secured loans provides Ready Capital with a vertically integrated asset management platform, improving loan special servicing and performance monitoring |
| **Operational Leverage from Shared Infrastructure** | Ready Capital benefits from Waterfall's established operational infrastructure—including servicing, technology, and compliance—which helps streamline execution, reduce overhead, and scale efficiently without building out standalone capabilities |

19

Unrestricted Cash, 16% Loans, 46% Servicing Rights, 13% REO, 5% Other Assets, 20% 20 Diversified Capital Structure with Stable Liquidity and Sizeable Unencumbered Asset Pool(1) LEVERAGE STATISTICS UNENCUMBERED ASSET POOL • Total leverage of 3.5x • Recourse leverage ratio of 1.5x • $1.9Bn in available warehouse borrowing capacity across 15 counterparties • $163MM of cash on balance sheet $0.9Bn UNENCUMBERED ASSET POOL Debt Balance ($MM) Leverage Ratio PPPLF (2) $13 0.0x Securitized Debt Obligations $1,513 0.8x Non-Recourse Secured Borrowings $2,180 1.2x Recourse Secured Borrowings $1,327 0.7x Corporate Debt $1,387 0.8x 6 (1) Data as of 2Q’25 (2) Paycheck Protection Program Liquidity Facility

$536 $545 $825 $815 $1,276 $1,791 $2,540 $1,838 $1,827 2017 2018 2019 2020 2021 2022 2023 2024 2025 2.8x 3.8x 4.2x 4.6x 5.9x 5.1x 3.3x 3.8x 3.5x 2017 2018 2019 2020 2021 2022 2023 2024 2025 $2,524 $3,037 $4,977 $5,372 $9,534 $11,621 $12,441 $10,142 $9,309 2017 2018 2019 2020 2021 2022 2023 2024 2025 $2,019 $2,520 $4,150 $4,252 $8,308 $10,372 $10,894 $9,032 $8,542 2017 2018 2019 2020 2021 2022 2023 2024 2025 21 Meaningful Balance Sheet Growth Over a Long History(1) LEVERAGE RATIO (DEBT-EQUITY)(3) TOTAL STOCKHOLDERS' EQUITY ($MM)(3) LOANS ($MM)(2) TOTAL ASSETS ($MM) • Ready Capital has grown its balance sheet substantially over its history, with its total assets grown at a 18% CAGR from 2017 to June 30, 2025 • Debt is comprised of a well diversified mix of corporate borrowings and securitizations • Ready Capital’s equity has grown over 3x since 2017 • Recent focus on strengthening the portfolio and balance sheet through select asset sales, proactive asset management and opportunistic share repurchases has resulted in a better but moderately smaller business, building the foundation for the next stage of growth (1) Data as of 2Q’25 (2) Based on UPB (3) Includes total stockholders' equity attributable to Ready Capital shareholders, excluding non-controlling interest 6

RC Holdings, LLC Overview 4

# Key Entities Structure Chart

READY CAPITAL.


Ready Capital Corporation (Maryland REIT)
Management Agreement
Waterfall Asset Management, LLC (Delaware LLC; external manager)
general partner and owner of 99.5% of the limited partner units
Sutherland Partners, LP [1] (Delaware LP; operating partnership)
Sutherland Asset I, LLC (Delaware LLC)
RC Holdings Parent, LLC[2] (Delaware LLC)
$1.29Bn equity value
Ready Term Intermediate Holdings, LLC (Delaware LLC)
Waterfall Commercial Depositor II, LLC (Delaware LLC)
RC Holdings, LLC (Delaware LLC)
99%
$1.13Bn equity value
Ready Term Holdings, LLC (Delaware LLC)
Ready Capital Partners I, LLC [3] (Delaware LLC)
Various asset owning entities
assets include $0.5MM of cash and $151.6MM of Other Assets (investments in unconsolidated JVs)
Ready Capital Subsidiary REIT I, LLC (Delaware REIT)
62%
38%
assets consist of (carrying value):
$2.44Bn Loans held for Investment
$432.1MM REO
$72.6MM Other Assets (mainly investments in unconsolidated JVs and accrued interest)
$57.8MM cash and restricted cash
$33.0MM Preferred Equity
ReadyCap Holdings, LLC (Delaware LLC; TRS)
RCH Term Intermediate Holdings, LLC (Delaware LLC)
RCH Term Holdings, LLC (Delaware LLC)

(1) 0.5% of the limited partner units are held by outside limited partners
(2) Newly formed entity
(3) Ready Capital TRS I, LLC owns the remaining 1% equity interest in Ready Capital Partners I, LLC

23

# Overview of RC Holdings, LLC

READY CAPITAL.

## KEY HIGHLIGHTS

- Total combined equity value of $1,288MM[1] including Select Loans with UPB of $2,086MM and equity value of $592MM, as well as cash of $58MM
- Select Loans represent ~46% of the equity value and are comprised of 100% Core loans that are risk-rated 3 or better
- Includes REO asset with carrying value of $432MM and equity value of $274MM
- Multifamily loans represent the largest portion with UPB of $1,716MM and equity value of $487MM

## SUMMARY OF RC HOLDINGS, LLC ASSETS

*$MM, unless otherwise noted*

| Property Type | # of Loans | Carrying Value | UPB | Equity | % Current Pay[6] | Wtd. Avg. Fully Ext. Maturity[7] |
|---|---|---|---|---|---|---|
| Multifamily | 63 | 1,709 | 1,716 | 487 | 92% | Mar-27 |
| Office | 6 | 81 | 81 | 30 | 100% | Jan-26 |
| Industrial | 6 | 84 | 85 | 17 | 100% | Oct-28 |
| Hospitality | 3 | 65 | 65 | 21 | 100% | Nov-26 |
| Land | 7 | 56 | 77 | 21 | 100% | Dec-27 |
| Mobile Home Park | 2 | 36 | 36 | 11 | 100% | Oct-30 |
| Mixed-Use | 2 | 26 | 26 | 4 | 100% | Aug-26 |
| **Select Loans Subtotal** | **89** | **2,057** | **2,086** | **592** | **94%** | **Apr-27** |
| Cash [2] | | | | 58 | | |
| REO | | 432 | 526 | 274 | | |
| Investments in Unconsolidated JVs [3] | | | | 157 | | |
| Other Loans and Net Liabilities [4] | | 383 | 576 | 131 | | |
| Preferred Equity | | 33 | 40 | 33 | | |
| Accrued Interest [5] | | | | 44 | | |
| **Total [1]** | | | | **1,288** | | |

## OVERVIEW OF RC HOLDINGS, LLC ASSETS[8]

### By Asset Type



Accrued Interest[5] 3%
Preferred Equity 3%
Cash[2] 5%
Other Loans and Net Liabilities[4] 10%
Investments in Unconsolidated JVs[3] 12%
REO 21%
Select Loans 46%

## OVERVIEW OF SELECT LOANS[8]

### By Property Type



Hospitality 4%
Other 5%
Land 4%
Office 5%
Multifamily 82%

### By Risk Rating[9]



RR 1 9%
RR 3 42%
RR 2 49%

### By Debt Yield

| Debt Yield Range | # of Loans | Carrying Value | UPB | Equity | LTV[11] |
|---|---|---|---|---|---|
| >=9% | 16 | 293 | 293 | 66 | 59% |
| 8% - 9% | 9 | 214 | 214 | 47 | 65% |
| 7% - 8% | 8 | 115 | 115 | 24 | 67% |
| 6% - 7% | 13 | 233 | 234 | 56 | 66% |
| 5% - 6% | 12 | 328 | 330 | 98 | 73% |
| 4% - 5% | 7 | 353 | 354 | 110 | 77% |
| 3% - 4% | 1 | 63 | 64 | 24 | 92% |
| 2% - 3% | 3 | 196 | 199 | 70 | 85% |
| 1% - 2% | 1 | 35 | 35 | 16 | 60% |
| **NOI Generating Assets** | **70** | **1,831** | **1,837** | **511** | **70%** |
| Non-NOI Generating Assets[10] | 19 | 226 | 249 | 80 | 46% |
| **Total** | **89** | **2,057** | **2,086** | **592** | **66%** |

(1) Excludes $99MM of corporate debt
(2) Includes Cash, Cash Equivalents, and Restricted Cash
(3) Primarily related to Ready Capital's share of investments sourced by Waterfall with underwritten yields of 8.6% - 15.9%; includes a mix of acquired loans, CMBS investments, and equity across a wide range of property types
(4) Includes 47 loans that are primarily non-Core and/or risk-rated 4 or 5, as well as $3MM of other net liabilities
(5) Reflects $29.6MM related to loans, with the remaining $13.9MM related to preferred equity investment
(6) Represents the percentage of Carrying Value that relates to loans that are Current Pay
(7) Weighted average of fully extended maturities, calculated using equity value as the weighting factor
(8) Pie charts based on equity value
(9) See description of Risk Rating Criteria in the Supplemental Information section
(10) Primarily comprised of current pay construction loans; see page 27 for further breakdown
(11) LTV is calculated by dividing the carrying value by the appraisal value

24

# RC Holdings, LLC Select Loan Details | NOI Generating Loans

READY CAPITAL.

*Reflects figures as of June 30, 2025, or as indicated*
*$000, unless otherwise noted*

| # | Asset | State | Property Type | Product Type | Risk Rating | Payment Status | Modification Status | Carrying Value | Unpaid Principal Balance | Financing[1] | Equity[2] | Fully Extended Maturity[3] | Interest Rate | Appraisal Value | Appraisal Date | LTV[4] |
|---|---|---|---|---|---|---|---|---|---|---|---|---|---|---|---|---|
| 1 | Loan 1 | NJ | Industrial | Fixed/Other | 1 | Current Pay | Not Modified | 28,241 | 28,300 | 22,640 | 5,601 | Jan-32 | 4.1% | 51,700 | Aug-22 | 55% |
| 2 | Loan 2 | MA | Industrial | Bridge | 1 | Current Pay | Not Modified | 28,171 | 28,185 | 23,957 | 4,213 | Nov-25 | 7.5% | 50,591 | Sep-21 | 56% |
| 3 | Loan 3 | TX | Multifamily | Bridge | 1 | Current Pay | Modified | 28,050 | 28,191 | 22,348 | 5,702 | Jun-26 | 7.7% | 42,664 | May-21 | 66% |
| 4 | Loan 4 | TX | Mobile Home Park | Fixed/Other | 1 | Current Pay | Not Modified | 27,577 | 27,500 | 17,875 | 9,702 | Jun-31 | 3.7% | 39,500 | Nov-24 | 70% |
| 5 | Loan 5 | SC | Multifamily | Bridge | 1 | Current Pay | Not Modified | 22,232 | 22,239 | 18,904 | 3,328 | Jan-26 | 7.8% | 37,870 | Nov-21 | 59% |
| 6 | Loan 6 | FL | Hospitality | Bridge | 1 | Current Pay | Modified | 15,250 | 15,266 | 12,976 | 2,273 | Feb-26 | 8.1% | 25,000 | Mar-24 | 61% |
| 7 | Loan 7 | TX | Mobile Home Park | Fixed/Other | 1 | Current Pay | Not Modified | 8,271 | 8,285 | 6,620 | 1,651 | Feb-27 | 4.6% | 13,100 | Dec-21 | 63% |
| 8 | Loan 8 | AZ | Multifamily | Bridge | 1 | Current Pay | Modified | 7,618 | 7,630 | 6,479 | 1,139 | Dec-26 | 8.2% | 15,913 | Nov-21 | 48% |
| 9 | Loan 9 | PA | Industrial | Bridge | 1 | Current Pay | Not Modified | 5,247 | 5,250 | 4,463 | 784 | Oct-26 | 8.0% | 9,247 | Sep-21 | 57% |
| 10 | Loan 10 | GA | Multifamily | Bridge | 1 | Current Pay | Not Modified | 5,181 | 5,191 | 3,898 | 1,283 | Nov-26 | 8.8% | 8,324 | Jun-22 | 62% |
| 11 | Loan 11 | TX | Multifamily | Bridge | 2 | 30-59 days | Not Modified | 63,284 | 63,600 | 39,098 | 24,187 | Oct-26 | 10.5% | 68,959 | Mar-24 | 92% |
| 12 | Loan 12 | FL | Multifamily | Bridge | 2 | Current Pay | Modified | 63,084 | 63,199 | 31,600 | 31,485 | Feb-27 | 4.9% | 93,916 | Jan-21 | 67% |
| 13 | Loan 13 | GA | Multifamily | Bridge | 2 | Current Pay | Not Modified | 62,344 | 62,431 | 43,698 | 18,646 | Jul-28 | 7.2% | 96,597 | Jun-21 | 65% |
| 14 | Loan 14 | AZ | Multifamily | Bridge | 2 | Current Pay | Not Modified | 54,438 | 55,117 | 47,060 | 7,378 | Apr-29 | 8.8% | 62,871 | Mar-24 | 87% |
| 15 | Loan 15 | CA | Multifamily | Bridge | 2 | Current Pay | Not Modified | 49,234 | 49,493 | 36,831 | 12,403 | May-26 | 9.6% | 48,848 | Nov-24 | 101% |
| 16 | Loan 16 | TX | Multifamily | Bridge | 2 | Current Pay | Not Modified | 44,934 | 45,000 | 34,875 | 10,059 | Dec-25 | 7.5% | 63,087 | Jan-23 | 71% |
| 17 | Loan 17 | CA | Multifamily | Bridge | 2 | Current Pay | Not Modified | 39,010 | 39,032 | 29,274 | 9,736 | Nov-25 | 7.5% | 58,543 | Oct-21 | 67% |
| 18 | Loan 18 | IN | Multifamily | Bridge | 2 | Current Pay | Not Modified | 38,698 | 38,715 | 28,903 | 9,795 | Jul-27 | 8.6% | 56,408 | Jun-22 | 69% |
| 19 | Loan 19 | CA | Multifamily | Bridge | 2 | Current Pay | Not Modified | 38,505 | 38,665 | 27,609 | 10,896 | Oct-28 | 8.7% | 49,100 | Sep-23 | 78% |
| 20 | Loan 20 | NY | Multifamily | Bridge | 2 | Current Pay | Not Modified | 35,480 | 35,481 | 19,868 | 15,612 | Mar-27 | 9.2% | 59,500 | Aug-23 | 60% |
| 21 | Loan 21 | AZ | Multifamily | Bridge | 2 | Current Pay | Modified | 34,929 | 35,226 | 23,763 | 11,165 | Nov-26 | 7.6% | 39,500 | Oct-21 | 88% |
| 22 | Loan 22 | AZ | Multifamily | Bridge | 2 | Current Pay | Modified | 33,746 | 33,922 | 20,243 | 13,504 | Jun-26 | 7.7% | 48,781 | May-21 | 69% |
| 23 | Loan 23 | CA | Office | Bridge | 2 | Current Pay | Modified | 24,885 | 24,887 | 18,690 | 6,195 | Dec-25 | 9.2% | 51,185 | Dec-20 | 49% |
| 24 | Loan 24 | CA | Multifamily | Bridge | 2 | Current Pay | Modified | 23,943 | 23,997 | 19,058 | 4,885 | Nov-26 | 7.7% | 34,320 | Oct-21 | 70% |
| 25 | Loan 25 | AZ | Multifamily | Bridge | 2 | Current Pay | Not Modified | 23,385 | 23,398 | 16,284 | 7,100 | Oct-25 | 7.5% | 34,005 | Sep-21 | 69% |
| 26 | Loan 26 | CA | Office | Bridge | 2 | Current Pay | Not Modified | 20,622 | 20,880 | 10,440 | 10,182 | Feb-26 | 9.4% | 22,200 | Sep-24 | 93% |
| 27 | Loan 27 | FL | Hospitality | Bridge | 2 | Current Pay | Not Modified | 19,127 | 19,303 | 11,361 | 7,766 | Jun-28 | 9.8% | 24,200 | Apr-23 | 79% |
| 28 | Loan 28 | NC | Multifamily | Bridge | 2 | Current Pay | Not Modified | 18,797 | 18,849 | 14,162 | 4,634 | Jul-26 | 6.6% | 26,000 | Jun-23 | 72% |
| 29 | Loan 29 | MD | Office | Bridge | 2 | Current Pay | Modified | 18,557 | 18,580 | 12,959 | 5,598 | Jan-26 | 9.3% | 27,000 | Sep-23 | 69% |
| 30 | Loan 30 | TX | Multifamily | Bridge | 2 | Current Pay | Not Modified | 18,429 | 18,435 | 13,826 | 4,603 | Jul-27 | 8.1% | 28,537 | May-22 | 65% |
| 31 | Loan 31 | NC | Multifamily | Bridge | 2 | Current Pay | Modified | 15,785 | 15,848 | 13,462 | 2,322 | Nov-26 | 8.1% | 21,000 | Oct-24 | 75% |
| 32 | Loan 32 | TX | Multifamily | Bridge | 2 | Current Pay | Not Modified | 13,734 | 13,740 | 10,305 | 3,429 | Aug-27 | 9.1% | 20,611 | Feb-23 | 67% |
| 33 | Loan 33 | TX | Multifamily | Bridge | 2 | Current Pay | Not Modified | 11,920 | 11,922 | 9,538 | 2,382 | Jul-27 | 8.5% | 19,458 | May-22 | 61% |
| 34 | Loan 34 | UT | Multifamily | Bridge | 2 | Current Pay | Modified | 10,198 | 10,219 | 8,154 | 2,043 | Nov-26 | 7.8% | 15,318 | Oct-21 | 67% |
| 35 | Loan 35 | CO | Multifamily | Bridge | 2 | Current Pay | Modified | 9,170 | 9,194 | 7,351 | 1,819 | Nov-26 | 8.1% | 11,920 | Oct-21 | 77% |
| 36 | Loan 36 | NY | Mixed-Use | Bridge | 2 | Current Pay | Not Modified | 8,586 | 8,620 | 6,896 | 1,690 | Jan-27 | 8.6% | 13,000 | Mar-25 | 66% |
| 37 | Loan 37 | FL | Industrial | Bridge | 2 | Current Pay | Not Modified | 7,928 | 7,933 | 6,737 | 1,191 | Sep-27 | 8.2% | 11,540 | Aug-21 | 69% |
| 38 | Loan 38 | OH | Multifamily | Bridge | 2 | Current Pay | Not Modified | 4,709 | 4,749 | 3,160 | 1,549 | Dec-26 | 9.6% | 6,700 | Sep-23 | 70% |
| 39 | Loan 39 | TX | Multifamily | Bridge | 3 | Current Pay | Modified | 78,562 | 80,342 | 47,529 | 31,032 | Jul-27 | 8.1% | 74,202 | Apr-25 | 106% |
| 40 | Loan 40 | GA | Multifamily | Bridge | 3 | Current Pay | Not Modified | 69,788 | 70,254 | 39,076 | 30,712 | Feb-27 | 9.8% | 79,000 | Jul-24 | 88% |

(1) Reflects secured warehouse financing
(2) Equity is equal to the carrying value less financing
(3) Maturities for Loan 68 and Loan 70 are in process of being negotiated for extension
(4) LTV is calculated by dividing the carrying value by the appraisal value

25

# RC Holdings, LLC Select Loan Details | NOI Generating Loans

READY CAPITAL.

*Reflects figures as of June 30, 2025, or as indicated*
*$000, unless otherwise noted*

| # | Asset | State | Property Type | Product Type | Risk Rating | Payment Status | Modification Status | Carrying Value | Unpaid Principal Balance | Financing[1] | Equity[2] | Fully Extended Maturity[3] | Interest Rate | Appraisal Value | Appraisal Date | LTV[4] |
|---|---|---|---|---|---|---|---|---|---|---|---|---|---|---|---|---|
| 41 | Loan 41 | AZ | Multifamily | Bridge | 3 | 30-59 days | Not Modified | 63,583 | 64,000 | 43,236 | 20,347 | Apr-27 | 7.8% | 67,900 | Jul-24 | 94% |
| 42 | Loan 42 | TX | Multifamily | Bridge | 3 | Current Pay | Modified | 59,840 | 59,979 | 34,500 | 25,340 | Jan-27 | 8.0% | 87,771 | Jan-23 | 68% |
| 43 | Loan 43 | TX | Multifamily | Bridge | 3 | Current Pay | Modified | 56,324 | 56,375 | 47,919 | 8,406 | Mar-26 | 7.9% | 76,676 | Jan-23 | 73% |
| 44 | Loan 44 | IL | Multifamily | Bridge | 3 | Current Pay | Modified | 53,966 | 53,998 | 45,898 | 8,068 | Apr-27 | 7.8% | 86,161 | Mar-22 | 63% |
| 45 | Loan 45 | FL | Multifamily | Bridge | 3 | Current Pay | Not Modified | 50,051 | 50,090 | 35,446 | 14,605 | Jun-27 | 7.6% | 69,579 | Apr-22 | 72% |
| 46 | Loan 46 | AZ | Multifamily | Bridge | 3 | Current Pay | Not Modified | 49,436 | 49,442 | 37,082 | 12,354 | Dec-26 | 7.7% | 86,965 | Feb-23 | 57% |
| 47 | Loan 47 | MO | Multifamily | Bridge | 3 | Current Pay | Modified | 38,481 | 38,518 | 32,740 | 5,741 | Jan-26 | 7.5% | 57,525 | Nov-24 | 67% |
| 48 | Loan 48 | TX | Multifamily | Bridge | 3 | Current Pay | Modified | 33,435 | 33,455 | 25,091 | 8,343 | Dec-26 | 7.7% | 48,078 | Nov-21 | 70% |
| 49 | Loan 49 | GA | Hospitality | Fixed/Other | 3 | Current Pay | Modified | 30,334 | 30,366 | 19,565 | 10,769 | Dec-25 | 9.1% | 51,350 | Nov-22 | 59% |
| 50 | Loan 50 | NV | Multifamily | Bridge | 3 | Current Pay | Modified | 26,752 | 26,763 | 22,748 | 4,003 | Nov-26 | 7.7% | 44,323 | Oct-21 | 60% |
| 51 | Loan 51 | KY | Multifamily | Bridge | 3 | Current Pay | Not Modified | 21,620 | 21,632 | 16,224 | 5,396 | Jun-27 | 8.0% | 32,295 | May-22 | 67% |
| 52 | Loan 52 | AZ | Multifamily | Bridge | 3 | Current Pay | Not Modified | 21,367 | 21,375 | 18,169 | 3,199 | Mar-27 | 8.7% | 32,669 | Feb-22 | 65% |
| 53 | Loan 53 | AZ | Multifamily | Bridge | 3 | Current Pay | Not Modified | 20,859 | 20,870 | 14,263 | 6,596 | Jun-27 | 8.0% | 30,364 | May-22 | 69% |
| 54 | Loan 54 | NV | Multifamily | Bridge | 3 | Current Pay | Not Modified | 18,854 | 18,862 | 13,203 | 5,651 | Mar-27 | 8.9% | 28,391 | Jan-22 | 66% |
| 55 | Loan 55 | KY | Multifamily | Bridge | 3 | Current Pay | Modified | 17,949 | 17,959 | 15,258 | 2,692 | Apr-27 | 8.1% | 26,857 | Mar-22 | 67% |
| 56 | Loan 56 | CA | Mixed-Use | Bridge | 3 | Current Pay | Modified | 17,789 | 17,791 | 15,057 | 2,732 | Jun-26 | 9.1% | 39,525 | Apr-21 | 45% |
| 57 | Loan 57 | SC | Multifamily | Bridge | 3 | Current Pay | Not Modified | 13,134 | 13,135 | 11,165 | 1,969 | Jun-27 | 8.3% | 23,848 | May-22 | 55% |
| 58 | Loan 58 | TX | Multifamily | Bridge | 3 | Current Pay | Modified | 12,156 | 12,188 | 9,711 | 2,445 | Dec-26 | 8.1% | 23,428 | Oct-21 | 52% |
| 59 | Loan 59 | TX | Multifamily | Bridge | 3 | Current Pay | Not Modified | 12,047 | 12,078 | 9,663 | 2,385 | Jun-27 | 8.1% | 14,400 | May-25 | 84% |
| 60 | Loan 60 | CA | Multifamily | Bridge | 3 | Current Pay | Modified | 11,699 | 11,725 | 8,794 | 2,905 | Jul-27 | 8.5% | 21,359 | Jun-22 | 55% |
| 61 | Loan 61 | TX | Multifamily | Bridge | 3 | Current Pay | Modified | 10,759 | 10,766 | 9,151 | 1,608 | Jun-26 | 7.7% | 15,457 | May-21 | 70% |
| 62 | Loan 62 | WA | Office | Bridge | 3 | Current Pay | Modified | 8,819 | 8,862 | 5,593 | 3,227 | Jan-27 | 8.9% | 15,010 | Jan-23 | 59% |
| 63 | Loan 63 | TX | Multifamily | Bridge | 3 | Current Pay | Modified | 8,255 | 8,258 | 7,019 | 1,236 | May-26 | 8.0% | 12,888 | Apr-21 | 64% |
| 64 | Loan 64 | NJ | Multifamily | Bridge | 3 | Current Pay | Not Modified | 7,487 | 7,489 | 6,365 | 1,122 | Feb-27 | 8.4% | 12,308 | Jan-21 | 61% |
| 65 | Loan 65 | WA | Multifamily | Bridge | 3 | Current Pay | Not Modified | 7,339 | 7,340 | 5,138 | 2,201 | Mar-27 | 8.4% | 11,955 | Jan-22 | 61% |
| 66 | Loan 66 | OK | Multifamily | Bridge | 3 | 30-59 days | Not Modified | 6,194 | 6,220 | 4,199 | 1,995 | Jan-27 | 7.8% | 7,015 | Jan-25 | 88% |
| 67 | Loan 67 | TX | Multifamily | Bridge | 3 | Current Pay | Modified | 6,104 | 6,105 | 5,125 | 979 | Jun-26 | 8.5% | 10,100 | Apr-24 | 60% |
| 68 | Loan 68 | OR | Office | Bridge | 3 | Current Pay | Modified | 6,000 | 6,290 | 2,033 | 3,967 | Apr-25 | 7.8% | 9,500 | Oct-22 | 63% |
| 69 | Loan 69 | CT | Industrial | Bridge | 3 | Current Pay | Not Modified | 5,097 | 5,100 | 4,335 | 762 | Mar-27 | 8.3% | 7,375 | Jan-23 | 69% |
| 70 | Loan 70 | TX | Multifamily | Bridge | 3 | Current Pay | Modified | 3,166 | 3,167 | 2,452 | 714 | Aug-25 | 8.8% | 5,538 | Jan-23 | 57% |
| **Total NOI Generating Assets** | | | | | **2** | | | **1,830,545** | **1,837,268** | **1,319,113** | **511,432** | **Feb-27** | **8.0%** | **2,616,826** | | **70%** |

(1) Reflects secured warehouse financing
(2) Equity is equal to the carrying value less financing
(3) Maturities for Loan 68 and Loan 70 are in process of being negotiated for extension
(4) LTV is calculated by dividing the carrying value by the appraisal value

26

# RC Holdings, LLC Select Loan Details | Non-NOI Generating Loans

READY CAPITAL.

*Reflects figures as of June 30, 2025, or as indicated*
*$000, unless otherwise noted*

| # | | State | Property Type | Product Type | Risk Rating | Payment Status | Modification Status | Carrying Value | Unpaid Principal Balance | Financing[1] | Equity[2] | Fully Extended Maturity[3] | Interest Rate | Appraisal Value | Appraisal Date | LTV[4] | Unfunded Balance | Fully Funded LTV[5] |
|---|---|---|---|---|---|---|---|---|---|---|---|---|---|---|---|---|---|---|
| 1 | Loan 71 [6] | TX | Land | Construction | 1 | Current Pay | Modified | 10,550 | 13,208 | 3,888 | 6,662 | Apr-28 | 13.0% | 24,566 | Jul-24 | 43% | - | 43% |
| 2 | Loan 72 [6] | TX | Land | Construction | 1 | Current Pay | Modified | 10,041 | 13,848 | 7,001 | 3,040 | Mar-27 | 13.6% | 38,544 | Jan-25 | 26% | - | 26% |
| 3 | Loan 73 | NJ | Industrial | Construction | 1 | Current Pay | Not Modified | 9,563 | 9,820 | 4,786 | 4,777 | Jul-28 | 11.3% | 24,295 | Aug-25 | 39% | 9,680 | 50% |
| 4 | Loan 74 | TX | Land | Construction | 1 | Current Pay | Modified | 6,044 | 7,455 | 3,682 | 2,362 | Apr-28 | 10.0% | 72,347 | Jul-24 | 8% | - | 8% |
| 5 | Loan 75 [6] | TX | Land | Construction | 1 | Current Pay | Modified | 4,191 | 4,193 | 1,908 | 2,283 | Feb-29 | 13.0% | 8,500 | Nov-24 | 49% | 25,083 | 93% |
| 6 | Loan 76 | CA | Multifamily | Construction | 1 | Current Pay | Not Modified | 2,255 | 2,516 | 1,816 | 439 | Aug-30 | 10.6% | 8,066 | Jan-25 | 28% | 15,859 | 70% |
| 7 | Loan 77 | NJ | Multifamily | Construction | 1 | Current Pay | Not Modified | 267 | 395 | 264 | 3 | Jan-31 | 11.1% | 1,899 | Nov-24 | 14% | 9,276 | 80% |
| 8 | Loan 78 | FL | Multifamily | Construction | 2 | Current Pay | Not Modified | 71,948 | 71,970 | 45,018 | 26,929 | Dec-27 | 10.6% | 131,751 | Aug-25 | 55% | 4,030 | 58% |
| 9 | Loan 79 | FL | Multifamily | Bridge | 2 | Current Pay | Not Modified | 22,339 | 22,742 | 16,030 | 6,309 | Nov-27 | 9.8% | 25,400 | Nov-24 | 88% | 800 | 81% |
| 10 | Loan 80 | WA | Multifamily | Construction | 2 | Current Pay | Not Modified | 11,995 | 12,158 | 8,063 | 3,932 | Apr-28 | 11.1% | 18,263 | Sep-24 | 66% | 6,342 | 68% |
| 11 | Loan 81 [6] | TX | Land | Construction | 2 | Current Pay | Modified | 8,854 | 20,879 | 6,528 | 2,325 | Apr-28 | 13.0% | 31,000 | Jul-24 | 29% | - | 29% |
| 12 | Loan 82 [6] | TX | Land | Construction | 2 | Current Pay | Modified | 7,977 | 8,620 | 6,006 | 1,970 | Apr-28 | 13.0% | 11,050 | Jul-24 | 72% | - | 72% |
| 13 | Loan 83 | MA | Multifamily | Construction | 2 | Current Pay | Not Modified | 5,338 | 5,616 | 3,784 | 1,554 | Jul-29 | 10.8% | 7,913 | Nov-24 | 67% | 2,784 | 66% |
| 14 | Loan 84 | CO | Multifamily | Construction | 2 | Current Pay | Not Modified | 3,948 | 4,225 | 2,475 | 1,473 | Feb-28 | 11.8% | 5,707 | Dec-24 | 69% | 9,575 | 73% |
| 15 | Loan 85 | CA | Multifamily | Construction | 2 | Current Pay | Not Modified | 3,283 | 3,514 | 1,933 | 1,350 | Nov-29 | 10.3% | 5,585 | Oct-24 | 59% | 14,210 | 72% |
| 16 | Loan 86 | OH | Office | Bridge | 2 | Current Pay | Not Modified | 1,620 | 1,624 | 1,217 | 403 | Dec-26 | 7.7% | 2,364 | Dec-21 | 69% | - | 69% |
| 17 | Loan 87 | AZ | Multifamily | Construction | 3 | Current Pay | Not Modified | 24,040 | 24,053 | 16,275 | 7,765 | May-26 | 10.8% | 36,807 | Oct-22 | 65% | 23,647 | 58% |
| 18 | Loan 88 | AZ | Multifamily | Construction | 3 | Current Pay | Not Modified | 13,168 | 13,169 | 9,076 | 4,092 | Apr-26 | 10.6% | 24,876 | May-25 | 53% | 39,831 | 73% |
| 19 | Loan 89 | AZ | Land | Construction | 3 | Current Pay | Not Modified | 8,643 | 8,643 | 6,030 | 2,613 | May-26 | 10.6% | 17,621 | Sep-22 | 49% | 34,957 | 58% |
| **Total Non-NOI Generating Assets** | | | | | **2** | | | **226,063** | **248,648** | **145,783** | **80,280** | **Nov-27** | **11.1%** | **496,554** | | **46%** | **196,074** | **58%** |
| **89** | **Select Loans** | | | | **2** | | | **2,056,608** | **2,085,916** | **1,464,896** | **591,713** | **Apr-27** | **8.4%** | **3,113,380** | | **66%** | **196,074** | |

(1) Reflects secured warehouse financing
(2) Equity is equal to the carrying value less financing
(3) Maturities for Loan 68 and Loan 70 are in process of being negotiated for extension
(4) LTV is calculated by dividing the carrying value by the appraisal value
(5) Calculated as the carrying value plus the unfunded balance, divided by the stabilized value
(6) Acquired as part of the UDF transaction in March 2025; carrying values reflect a discount to unpaid principal balance representative of fair value based on underwriting at the time of the transaction

27

Supplemental Information 5

29 Best-in-Class, Seasoned Management Team • Manager and Co-Founder of Waterfall Asset Management • Co-founded Merrill Lynch's ABS group in the 1980s • Principal and Co-Founder of Waterfall Asset Management • Previously founded Licent Capital, a specialty broker/dealer for intellectual property securitization • Managed the Real Estate Finance and ABS groups at Merrill Lynch from 1987–1999 • Managing Director of Waterfall Asset Management • Previously served as Controller of Ready Capital from 2015–2019 • Licensed CPA in New York • Chief Operating Officer of Ready Capital Corporation • Previously served as President and Chief Operating Officer of Newtek Business Credit from May 2015 – March 2019 • Chief Credit Officer of Ready Capital Corporation • Previously served as a senior underwriter at J.P. Morgan Chase's Commercial Term Lending business • Managing Director of Waterfall Asset Management • Previously served in Treasury at Annaly Capital and Deputy Treasurer of CIT Group Position Description Thomas Capasse Chairman of the Board, CEO & Chief Investment Officer Ready Capital Corporation Jack Ross President and Director Ready Capital Corporation Andrew Ahlborn Chief Financial Officer Ready Capital Corporation Gary Taylor Chief Operating Officer Ready Capital Corporation Adam Zausmer Chief Credit Officer Ready Capital Corporation Christopher Grimes Treasurer Ready Capital Corporation Years of Experience 45+ 45+ 25+ 45+ 30+ 15+

30 Current Capitalization Current Capitalization ($M) Reported 6/30/2025 Cash and cash equivalents $163 Secured Borrowings $1,327 4.50% Senior Secured Notes due 2026 $350 9.375% Senior Secured Notes due 2028 $270 Delayed Draw Term Loan due 2029 $115 Total Secured Debt $2,062 5.75% Senior Unsecured Notes due 2026 $132 6.20% Senior Unsecured Notes due 2026 $67 5.00% Senior Unsecured Notes due 2026 $100 7.375% Senior Unsecured Notes due 2027 $100 5.50% Senior Unsecured Notes due 2028 $110 9.00% Senior Unsecured Notes due 2029 $130 Junior Subordinated Notes due 2035 $15 Junior Subordinated Notes due 2035 $21 Total Unsecured Debt $676 Total Recourse Debt $2,738 Secured Borrowings $2,180 Securitized Debt Obligations $1,529 Paycheck Protection Program Liquidity Facility $13 Total Non-Recourse Debt $3,721 Total Debt $6,459 Summary of Metrics(1): Total Recourse Leverage(2) (Total Recourse Debt / Book Equity) 1.50x Total Leverage(3) (Total Debt / Book Equity) 3.50x (1) Summary of Metrics calculated using carrying amount of debt, whereas Current Capitalization is not net of unamortized discount and unamortized deferred financing costs (2) Recourse leverage ratio excludes $2.2Bn of secured borrowings that are non-recourse to the Company (3) Total leverage ratio calculated using Carrying Value of Securitized Debt Obligations whereas Current Capitalization shows Current Principal Balance of Securitized Debt Obligations

READY CAPITAL.

# Operating Segment Contribution [1]

*For the three months ended 6/30/25*

| | LMM CRE | | SMALL BUSINESS LENDING | CORPORATE & OTHER | TOTAL |
|---|---|---|---|---|---|
| | CORE | NON-CORE & REO | | | |
| AVERAGE TOTAL ASSETS ($ / %) | $6.4Bn / 71% | $1.4Bn / 16% | $0.8Bn / 9% | $0.4Bn / 4% | $9.0Bn / 100% |
| EQUITY ALLOCATION [2] | 67% | 22% | 11% | N/A | 100% |
| EPS CONTRIBUTION | $0.17 | $(0.17) | $0.02 | $(0.37) | $(0.35) |
| DISTRIBUTABLE EPS BEFORE REALIZED LOSSES [3] | $0.24 | $(0.11) | $0.03 | $(0.26) | $(0.10) |
| DISTRIBUTABLE RETURN BEFORE REALIZED LOSSES [4] | 8.8% | (4.2)% | 1.2% | (8.0)% | (2.2)% |
| DISTRIBUTABLE RETURN BEFORE REALIZED LOSSES [4] ON ALLOCATED EQUITY | 7.7% | (11.2)% | 6.2% | N/A | (2.2)% |
| RECURRING REVENUE | $46.0MM | $(4.2)MM | $34.5MM | $(26.3)MM | $50.0MM |
| OPERATING EXPENSES | $(9.1)MM | $(12.9)MM | $(24.6)MM | $(10.5)MM | $(57.1)MM |

(1) Respective balances are based on quarterly averages
(2) Corporate debt is allocated for purposes of determining equity allocation
(3) Before income attributable to participating shares of $2.2MM, non-controlling interest of $2.0MM and before certain charge-offs and losses on sales of real estate owned assets and LMM loans
(4) Distributable return on equity from continuing operations before realized losses is an annualized percentage equal to distributable earnings over the average monthly total stockholders' equity for the period before certain charge-offs and losses on sales of real estate owned assets and LMM loans

31

32 LMM CRE Loan Portfolio - Migration CONTRACTUAL STATUS (1) CORE Q3’24 Q4’24 Q1’25 Q2’25 CURRENT 94.8% 96.4% 93.8% 90.4% 30-59 DAYS PAST DUE 1.1% 1.6% 2.1% 5.0% 60+ DAYS PAST DUE 4.1% 2.0% 4.1% 4.6% NON-CORE Q3’24 Q4’24 Q1’25 Q2’25 CURRENT 75.5% 75.4% 37.3% 30.0% 30-59 DAYS PAST DUE 2.9% 0.7% —% 2.4% 60+ DAYS PAST DUE 21.6% 23.9% 62.7% 67.6% ACCRUAL STATUS (1) CORE Q3’24 Q4’24 Q1’25 Q2’25 ACCRUAL 96.8% 97.0% 96.3% 94.8% NON-ACCRUAL 3.2% 3.0% 3.7% 5.2% NON-CORE Q3’24 Q4’24 Q1’25 Q2’25 ACCRUAL 88.1% 69.3% 14.9% 11.6% NON-ACCRUAL 11.9% 30.7% 85.1% 88.4% RISK RATING (1) CORE Q3’24 Q4’24 Q1’25 Q2’25 1 & 2 71.8% 67.7% 55.0% 56.5% 3 23.3% 28.1% 37.4% 38.2% 4 3.6% 3.3% 3.5% 1.7% 5 1.3% 0.9% 4.1% 3.6% NON-CORE Q3’24 Q4’24 Q1’25 Q2’25 1 & 2 39.6% 14.3% 4.0% 2.4% 3 35.3% 27.1% 33.3% 35.8% 4 14.1% 42.7% —% 3.8% 5 11.0% 15.9% 62.7% 58.0% As of 6/30/25 (1) Calculated based on Carrying Value; See description of Risk Rating Criteria in the Supplemental Information section

READY CAPITAL.

# Financial Snapshot ($ in Thousands, Except Share Data)

*As of 6/30/25*

| INVESTMENT TYPE | AVERAGE CARRYING VALUE [1] | GROSS YIELD [2] | AVERAGE DEBT BALANCE | DEBT COST [3] | LEVERED YIELD |
|---|---|---|---|---|---|
| LMM CRE | $ 7,222,267 | 7.3 % | $ 4,754,496 | 7.5 % | 5.9 % |
| SBL | $ 764,451 | 21.3 % | $ 375,324 | 7.6 % | 34.5 % |
| **Total** | **$ 7,986,718** | **8.6 %** | **$ 5,129,820** | **7.5 %** | **9.8 %** |

## BOOK EQUITY VALUE METRICS

| | |
|---|---|
| Common Stockholders' equity | $ 1,715,740 |
| Total Common Shares outstanding | 164,326,387 |
| Net Book Value per Common Share | $10.44 |

## Q2 2025 EARNINGS DATA METRICS

| | |
|---|---|
| Net loss from continuing ops \| Distributable loss before realized losses [5] \| Distributable loss [5] | $(48,751) \| $(12,704) \| $(19,792) |
| EPS - continuing operations - Basic and diluted | $(0.31) \| $(0.31) |
| Distributable EPS - Basic and diluted [5] | $(0.14) \| $(0.14) |
| Distributable EPS before realized losses - Basic and diluted [5] | $(0.10) \| $(0.10) |
| ROE continuing ops per Common Share | (11.3) % |
| Distributable ROE per Common Share | (4.9) % |
| Distributable ROE continuing ops before realized losses per Common Share | (2.2) % |
| Dividend Yield [6] | 11.4 % |

## LOAN PORTFOLIO METRICS

| | |
|---|---|
| % Fixed vs Floating Rate | 17% / 83% |
| % Originated vs Acquired | 86% / 14% |
| Weighted Average LTV - LMM CRE [4] | 81% |
| Weighted Average LTV – SBL [4] | 107% |

## SERVICING PORTFOLIO METRICS

| | |
|---|---|
| SBA – UPB | $ 1,923,901 |
| SBA - carrying value | $ 39,193 |
| Multi-family – UPB | $ 6,313,901 |
| Multi-family - carrying value | $ 64,627 |
| USDA – UPB | $ 604,505 |
| USDA - carrying value | $ 16,404 |
| Small business loans - UPB | $ 454,892 |
| Small business loans - carrying value | $ 4,059 |

(1) Average carrying value includes average quarterly carrying value of loan and servicing asset balances
(2) Gross yields include interest income, accretion of discount, MSR creation, income from our unconsolidated joint venture, realized gains (losses) on loans held for sale, unrealized gains (losses) on loans held for sale and servicing income net of interest expense and amortization of deferred financing costs on an annualized basis
(3) The Company finances the assets included in the Investment Type through securitizations, repurchase agreements, warehouse facilities and bank credit facilities. Interest expense is calculated based on interest expense and deferred financing amortization on an annualized basis
(4) Loan-to-value (LTV) is calculated by dividing the current unpaid principal balance by the most recent collateral value received. The most recent value for performing loans is often the third-party as-is valuation utilized during the original underwriting process
(5) See Distributable Earnings Reconciliation by Quarter for reconciliation
(6) Q2 dividend yield for the period is based on 6/30/2025 closing share price of $4.37

33

READY CAPITAL.

# Balance Sheet by Quarter

| (In Thousands) | | 6/30/2024 | | 9/30/2024 | | 12/31/2024 | | 3/31/2025 | | 6/30/2025 |
|---|---|---|---|---|---|---|---|---|---|---|
| **Assets** | | | | | | | | | | |
| Cash and cash equivalents | $ | 226,286 | $ | 181,315 | $ | 143,803 | $ | 205,917 | $ | 162,935 |
| Restricted cash | | 29,971 | | 31,331 | | 30,560 | | 39,603 | | 56,769 |
| Loans, net | | 3,444,879 | | 3,555,928 | | 3,378,149 | | 4,354,017 | | 5,066,694 |
| Loans, held for sale | | 532,511 | | 320,082 | | 241,626 | | 528,726 | | 632,784 |
| Mortgage-backed securities | | 30,174 | | 30,780 | | 31,006 | | 31,415 | | 32,310 |
| Investment in unconsolidated joint ventures | | 134,602 | | 146,397 | | 161,561 | | 170,920 | | 169,369 |
| Derivative instruments | | 14,382 | | 11,032 | | 7,963 | | 6,907 | | 5,754 |
| Servicing rights | | 119,768 | | 127,989 | | 128,440 | | 129,814 | | 124,283 |
| Real estate owned, held for sale | | 187,883 | | 166,697 | | 193,437 | | 199,910 | | 199,790 |
| Other assets | | 379,413 | | 412,238 | | 362,486 | | 399,702 | | 462,711 |
| Assets of consolidated VIEs | | 6,250,570 | | 5,794,720 | | 5,175,295 | | 3,723,738 | | 2,395,396 |
| Assets held for sale | | 423,894 | | 474,535 | | 287,595 | | 185,782 | | - |
| **Total Assets** | **$** | **11,774,333** | **$** | **11,253,044** | **$** | **10,141,921** | **$** | **9,976,451** | **$** | **9,308,797** |
| **Liabilities** | | | | | | | | | | |
| Secured borrowings | | 2,311,969 | | 2,184,280 | | 2,035,176 | | 2,713,415 | | 3,506,670 |
| Securitized debt obligations of consolidated VIEs, net | | 4,407,241 | | 3,960,185 | | 3,580,513 | | 2,574,139 | | 1,513,297 |
| Senior secured notes and Corporate debt, net | | 1,184,311 | | 1,206,159 | | 1,333,112 | | 1,488,666 | | 1,387,029 |
| Guaranteed loan financing | | 782,345 | | 742,631 | | 691,118 | | 668,847 | | 629,380 |
| Contingent consideration | | 3,926 | | 2,007 | | 573 | | 15,982 | | 17,189 |
| Derivative instruments | | 2,638 | | 2,085 | | 352 | | 575 | | 1,986 |
| Dividends payable | | 53,119 | | 44,602 | | 43,168 | | 23,929 | | 22,917 |
| Loan participations sold | | 89,532 | | 99,737 | | 95,578 | | 98,128 | | 101,863 |
| Due to third parties | | 1,995 | | 1,239 | | 1,442 | | 1,071 | | 9,791 |
| Accounts payable and other accrued liabilities | | 204,766 | | 279,014 | | 188,051 | | 185,533 | | 184,652 |
| Liabilities held for sale | | 332,265 | | 392,697 | | 228,735 | | 156,614 | | - |
| **Total Liabilities** | **$** | **9,374,107** | **$** | **8,914,636** | **$** | **8,197,818** | **$** | **7,926,899** | **$** | **7,374,774** |
| Preferred stock Series C | | 8,361 | | 8,361 | | 8,361 | | 8,361 | | 8,361 |
| **Stockholders' Equity** | | | | | | | | | | |
| Preferred stock | | 111,378 | | 111,378 | | 111,378 | | 111,378 | | 111,378 |
| Common stock | | 17 | | 17 | | 17 | | 17 | | 17 |
| Additional paid-in capital | | 2,287,684 | | 2,292,229 | | 2,250,291 | | 2,302,101 | | 2,267,540 |
| Retained deficit | | (92,319) | | (146,003) | | (505,089) | | (450,276) | | (528,524) |
| Accumulated other comprehensive loss | | (13,880) | | (24,232) | | (18,552) | | (21,673) | | (23,293) |
| Total Ready Capital Corporation equity | | 2,292,880 | | 2,233,389 | | 1,838,045 | | 1,941,547 | | 1,827,118 |
| Non-controlling interests | | 98,985 | | 96,658 | | 97,697 | | 99,644 | | 98,544 |
| **Total Stockholders' Equity** | **$** | **2,391,865** | **$** | **2,330,047** | **$** | **1,935,742** | **$** | **2,041,191** | **$** | **1,925,662** |
| **Total Liabilities, Redeemable Preferred Stock, and Stockholders' Equity** | **$** | **11,774,333** | **$** | **11,253,044** | **$** | **10,141,921** | **$** | **9,976,451** | **$** | **9,308,797** |
| **Book Value per Share** | **$** | **12.97** | **$** | **12.59** | **$** | **10.61** | **$** | **10.61** | **$** | **10.44** |

34

READY CAPITAL.

# Statement of Operations by Quarter

| (In Thousands, except share data) | Q2 2024 | Q3 2024 | Q4 2024 | Q1 2025 | Q2 2025 |
|---|---|---|---|---|---|
| Interest income | $ 234,119 | $ $226,537 | $ 203,965 | $ 154,967 | $ 152,735 |
| Interest expense | (183,167) | (175,572) | (153,911) | (140,466) | (135,837) |
| **Net interest income before (provision for) recovery of loan losses** | **$ 50,952** | **$ 50,965** | **$ 50,054** | **$ 14,501** | **$ 16,898** |
| Recovery of (provision for) loan losses | 18,871 | (53,166) | (285,008) | 109,568 | (8,640) |
| **Net interest income after (provision for) recovery of loan losses** | **$ 69,823** | **$ (2,201)** | **$ (234,954)** | **$ 124,069** | **$ 8,258** |
| **Non-interest income** | | | | | |
| Net realized gain (loss) on financial instruments and real estate owned | 7,250 | (69,184) | (10,934) | 10,669 | 18,215 |
| Net unrealized gain (loss) on financial instruments | (1,357) | (1,241) | (17,025) | (1,750) | (1,614) |
| Valuation allowance, loans held for sale | (80,987) | 71,060 | 31,229 | (99,718) | (39,746) |
| Servicing income, net of amortization and impairment | 3,271 | 5,415 | 4,112 | 6,456 | (304) |
| Income (loss) on unconsolidated joint ventures | 1,139 | 3,214 | 6,065 | (3,982) | (144) |
| Gain (loss) on bargain purchase | (18,306) | 32,165 | — | 102,471 | (14,381) |
| Other income | 6,597 | 14,823 | 13,557 | 11,590 | 11,304 |
| **Total non-interest income (expense)** | **$ (82,393)** | **$ 56,252** | **$ 27,004** | **$ 25,736** | **$ (26,671)** |
| **Non-interest expense** | | | | | |
| Employee compensation and benefits | $ (17,799) | $ (22,989) | $ (23,320) | $ (21,254) | $ (23,159) |
| Allocated employee compensation and benefits from related party | (3,000) | (2,537) | (3,350) | (3,276) | (3,600) |
| Professional fees | (6,033) | (6,232) | (7,557) | (5,488) | (6,368) |
| Management fees – related party | (6,198) | (6,498) | (5,518) | (5,577) | (5,072) |
| Loan servicing expense | (11,012) | (10,101) | (12,749) | (15,844) | (11,038) |
| Transaction related expenses | (1,592) | (2,998) | (4,878) | (2,694) | (639) |
| Impairment on real estate | (9,130) | (525) | (29,876) | (2,346) | (4,268) |
| Other operating expenses | (12,672) | (18,048) | (19,637) | (16,123) | (16,133) |
| **Total non-interest expense** | **$ (67,436)** | **$ (69,928)** | **$ (106,885)** | **$ (72,602)** | **$ (70,277)** |
| Income (loss) from continuing operations before benefit (provision) for income taxes | $ (80,006) | $ (15,877) | $ (314,835) | $ 77,203 | $ (88,690) |
| Income tax benefit (provision) | 48,579 | 8,404 | 17,318 | 5,207 | 39,939 |
| **Net income (loss) from continuing operations** | **$ (31,427)** | **$ (7,473)** | **$ (297,517)** | **$ 82,410** | **$ (48,751)** |
| **Discontinued operations** | | | | | |
| Income (loss) from discontinued operations before benefit (provision) for income taxes | $ (3,699) | $ 258 | $ (22,978) | $ (594) | $ (6,567) |
| Income tax benefit (provision) | 925 | (64) | 5,744 | 149 | 1,641 |
| **Net income (loss) from discontinued operations** | **$ (2,774)** | **$ 194** | **$ (17,234)** | **$ (445)** | **$ (4,926)** |
| **Net income (loss)** | **$ (34,201)** | **$ (7,279)** | **$ (314,751)** | **$ 81,965** | **$ (53,677)** |
| Less: Dividends on preferred stock | 1,999 | 1,999 | 1,999 | 1,999 | 1,999 |
| Less: Net income attributable to non-controlling interest | 1,820 | 2,031 | 1,389 | 2,460 | 1,814 |
| **Net income (loss) attributable to Ready Capital Corporation** | **$ (38,020)** | **$ (11,309)** | **$ (318,139)** | **$ 77,506** | **$ (57,490)** |
| **Earnings per common share from continuing operations - basic** | **$ (0.21)** | **$ (0.07)** | **$ (1.80)** | **$ 0.47** | **$ (0.31)** |
| **Earnings per common share from discontinued operations - basic** | **$ (0.02)** | **$ 0.00** | **$ (0.10)** | **$ 0.00** | **$ (0.03)** |
| **Earnings per common share from continuing operations - diluted** | **$ (0.21)** | **$ (0.07)** | **$ (1.80)** | **$ 0.46** | **$ (0.31)** |
| **Earnings per common share from discontinued operations - diluted** | **$ (0.02)** | **$ 0.00** | **$ (0.10)** | **$ 0.00** | **$ (0.03)** |
| Weighted-average shares outstanding - Basic | 168,653,741 | 168,335,483 | 167,434,683 | 165,166,276 | 167,749,917 |
| Weighted-average shares outstanding – Diluted | 169,863,975 | 169,509,208 | 168,845,426 | 167,723,519 | 170,673,088 |
| **Dividends declared per share of common stock** | **$ 0.30** | **$ 0.25** | **$ 0.25** | **$ 0.125** | **$ 0.125** |

35

READY CAPITAL.

# Distributable Earnings Reconciliation by Quarter

| (In Thousands, except share data) | Q2 2024 | Q3 2024 | Q4 2024 | Q1 2025 | Q2 2025 |
|---|---|---|---|---|---|
| **Net Income (loss)** | **$ (34,201)** | **$ (7,279)** | **$ (314,751)** | **$ 81,965** | **$ (53,677)** |
| **Reconciling items:** | | | | | |
| Unrealized (gain) loss on MSR - discontinued operations | $ 7,219 | $ — | $ $33,175 | $ 8,952 | — |
| Unrealized (gain) loss on joint ventures | (626) | 2,173 | (5,015) | 5,639 | 1,019 |
| Increase (decrease) in CECL reserve | (24,574) | 52,442 | 277,277 | (112,127) | 487 |
| Increase (decrease) in valuation allowance | 80,987 | (71,060) | (31,229) | 99,718 | 39,746 |
| Non-recurring REO impairment | 8,474 | 525 | 31,175 | 2,346 | 4,418 |
| Non-cash compensation | 1,891 | 1,916 | 2,826 | 1,785 | 1,634 |
| Unrealized (gain) loss on preferred equity, at fair value | — | — | 15,613 | — | (4,227) |
| Merger transaction costs and other non-recurring expenses | 4,852 | 4,070 | 6,579 | 2,993 | 12,115 |
| Bargain purchase (gain) loss | 18,306 | (32,165) | — | (102,471) | 14,381 |
| Realized losses on sale of investments | 22,355 | 109,675 | 51,688 | 20,084 | 8,896 |
| Total reconciling items | $ 118,884 | $ 67,576 | $ 382,089 | $ (73,081) | $ 78,469 |
| Income tax adjustments | $ (47,799) | $ (13,739) | $ (22,825) | $ (4,744) | $ (37,496) |
| **Distributable earnings before realized losses** | **$ 36,884** | **$ 46,558** | **$ 44,513** | **$ 4,140** | **$ (12,704)** |
| Realized losses on sale of investments, net of tax | (20,253) | (89,072) | (44,246) | (15,524) | (7,088) |
| **Distributable earnings** | **$ 16,631** | **$ (42,514)** | **$ 267** | **$ (11,384)** | **$ (19,792)** |
| Less: Distributable earnings attributable to non-controlling interests | $ 2,206 | $ 1,766 | $ 3,113 | $ 1,985 | $ 1,990 |
| Less: Income attributable to participating shares | 302 | 242 | 249 | 229 | 215 |
| Less: Dividends on preferred stock | 1,999 | 1,999 | 1,999 | 1,999 | 1,999 |
| **Distributable earnings attributable to Common Stockholders** | **$ 12,124** | **$ (46,521)** | **$ (5,094)** | **$ (15,597)** | **$ (23,996)** |
| **Distributable earnings before realized losses on investments, net of tax per common share - basic** | **$ 0.19** | **$ 0.25** | **$ 0.23** | **$ 0.00** | **$ (0.10)** |
| **Distributable earnings per common share – basic** | **$ 0.07** | **$ (0.28)** | **$ (0.03)** | **$ (0.09)** | **$ (0.14)** |
| **Weighted average common shares outstanding** | **168,653,741** | **168,335,483** | **167,434,683** | **165,166,276** | **167,749,917** |

The Company believes that this non-U.S. GAAP financial information, in addition to the related U.S. GAAP measures, provides investors greater transparency into the information used by management in its financial and operational decision-making, including the determination of dividends. However, because Distributable Earnings is an incomplete measure of the Company's financial performance and involves differences from net income computed in accordance with U.S. GAAP, it should be considered along with, but not as an alternative to, the Company's net income computed in accordance with U.S. GAAP as a measure of the Company's financial performance. In addition, because not all companies use identical calculations, the Company's presentation of Distributable Earnings may not be comparable to other similarly-titled measures of other companies.

We calculate Distributable earnings as GAAP net income (loss) excluding the following:

i. any unrealized gains or losses on certain MBS not retained by us as part of our loan origination businesses
ii. any realized gains or losses on sales of certain MBS
iii. any unrealized gains or losses on Residential MSRs from discontinued operations
iv. any unrealized change in current expected credit loss reserve and valuation allowances
v. any unrealized gains or losses on de-designated cash flow hedges
vi. any unrealized gains or losses on foreign exchange hedges
vii. any unrealized gains or losses on certain unconsolidated joint ventures
viii. any non-cash compensation expense related to stock-based incentive plan
ix. any unrealized gains or losses on preferred equity, at fair value
x. one-time non-recurring gains or losses, such as gains or losses on discontinued operations, bargain purchase gains, or merger related expenses

In calculating Distributable Earnings, Net Income (in accordance with U.S. GAAP) is adjusted to exclude unrealized gains and losses on MBS acquired by the Company in the secondary market but is not adjusted to exclude unrealized gains and losses on MBS retained by Ready Capital as part of its loan origination businesses, where the Company transfers originated loans into an MBS securitization and the Company retains an interest in the securitization. In calculating Distributable Earnings, the Company does not adjust Net Income (in accordance with U.S. GAAP) to take into account unrealized gains and losses on MBS retained by us as part of the loan origination businesses because the unrealized gains and losses that are generated in the loan origination and securitization process are considered to be a fundamental part of this business and an indicator of the ongoing performance and credit quality of the Company's historical loan originations. In calculating Distributable Earnings, Net Income (in accordance with U.S. GAAP) is adjusted to exclude realized gains and losses on certain MBS securities considered to be non-distributable. Certain MBS positions are considered to be non-distributable due to a variety of reasons which may include collateral type, duration, and size.

In addition, in calculating distributable earnings, net income (in accordance with GAAP) is adjusted to exclude unrealized gains or losses on residential MSRs, held at fair value from discontinued operations. Servicing rights relating to the Company's small business commercial business are accounted for under ASC 860, Transfer and Servicing. In calculating distributable earnings, the Company does not exclude realized gains or losses on commercial MSRs, as servicing income is a fundamental part of its business and an indicator of the ongoing performance.

Furthermore, the Company believes it is useful to present distributable earnings before realized losses on certain investments, such as charge-offs and losses realized on sales of real estate owned assets and LMM loans, to reflect its direct operating results. The Company utilizes distributable earnings before realized losses as an additional performance metric to consider when assessing its ability to declare and pay dividends.

36

37 Loan Portfolio – Risk Rating Criteria Risk Rating 1: Very Low Risk of Loss: New origination or current with strong credit metrics (LTV/DSCR/DY). No expected losses. Risk Rating 2: Low Risk of Loss: Current with maturity > 6 months. Lower credit metrics with possibility of inclusion on CREFC watchlist. No expected losses. Risk Rating 3: Medium Risk of Loss: Current with near term maturities or in forbearance. Loss unlikely with no specific reserves booked. Risk Rating 4: Higher Risk: Loan delinquent or in maturity default. Potential issues with sponsor or business plans. Minimal losses possible and adequately reserved in current period. Risk Rating 5: Highest risk: Loan in default or special servicing. Specific losses identified and adequately reserved for in current period.